EXHIBIT 99.3


                                                                   June 25, 2004

OMI Corporation
One Station Place
Stamford, Connecticut 06902

                  Re: OMI Corporation, Prospectus Supplements to Prospectus dated December 15, 2003

Ladies and Gentlemen:

         I am General Counsel of OMI Corporation, a Marshall Islands corporation (the "Company"), and have acted in such capacity in connection with the preparation of (i) the prospectus supplement to the registration statement on Form S-3 (File No. 333-105195; the "Registration Statement") to be filed on or about June 25, 2004 with the Securities and Exchange Commission (the "Commission") relating to the registration under the Securities Act of 1933, as amended (the "Act"), and issuance by the Company of 9,000,000 shares of its common stock, $0.50 par value per share (the "Common Stock") as more fully described in such prospectus supplement, and (ii) the prospectus supplement to the Registration Statement to be filed on or about June 25, 2004 with the Commission relating to the registration under the Act and issuance by the Company of 2,000,000 shares of its Common Stock as more fully described in such prospectus supplement (both prospectus supplements identified in the foregoing, the "Prospectus Supplements").

         In arriving at the opinions expressed below, I have examined and relied on the originals or copies certified or otherwise identified to my satisfaction of all such corporate records of the Company and such other instruments and other certificates or public officials, officers and representatives of the Company and such other persons, and I have made such investigation of law, as I have deemed appropriate as a basis for the opinions expressed below. In rendering the opinions expressed below, I have assumed and have not verified that the signatures on all documents that I have examined are genuine.

         Based on the foregoing, it is my opinion that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Marshall Islands; and

         2. The Common Stock to be issued as described in the Prospectus Supplements has been duly authorized by all necessary corporate action of the Company, and when duly issued, sold and delivered in the manner and for the consideration stated in the definitive underwriting agreements identified in the Prospectus Supplements, will be duly authorized, validly issued, fully paid and nonassessable.

         The opinions expressed herein are limited in all respects to the federal laws of the United States of America and the Republic of the Marshall Islands, and no opinion is expressed with respect to the laws of any other jurisdiction or any effect which such laws may have on the opinions expressed herein. This opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

         Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of the Company, (a) I have assumed that each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it, and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principals of equity.

         I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to my name in the Registration Statement under the caption "Interests of Named Experts and Counsel." By giving such consent, I do not admit that I am an "expert" within the meaning of the Act or the rules and regulations of the Commission issued thereunder with respect to any part of the Registration Statement, including this exhibit.

                                         Very truly yours,

                                         /s/ Fredric S. London, Esq.



                                       2